                                                        Registration No.

                       ----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT

                        Under The Securities Act of 1933
                              -------------------

                           ALCO STANDARD CORPORATION
               (exact name of Registrant as specified in charter)

            OHIO                                        23-0334400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                                  P.O. BOX 834
                       VALLEY FORGE, PENNSYLVANIA  19482
               (Address of principal executive offices)(Zip Code)
                          ----------------------------

                           ALCO STANDARD CORPORATION
                           DEFINED CONTRIBUTION PLAN
                            (Full title of the Plan)
                         ------------------------------

                               J. Kenneth Croney
                       Vice President - Law and Secretary

                           Alco Standard Corporation
                                    Box 834
                       Valley Forge, Pennsylvania  19482
                    (Name and address of agent for service)

                                 (610) 296-8000

         (Telephone number, including area code, of agent for service)

                         -----------------------------


                        CALCULATION OF REGISTRATION FEE
- -------------------------------------------------------------------------------

                             Proposed    Proposed
                             maximum     maximum
Title of           Amount    offering    aggregate    Amount of
securities to      to be       price     offering    registration
be registered    registered  per unit*    price*         fee
- ---------------  ----------  ---------  -----------  ------------

Common Stock       500,000   $ 64.00    $32,000,000  $ 11,034
without
par value
- --------------------------------------------------------------------------------

*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) and Rule 457(h). The prospectus referenced herein also relates to the registration statement on Form S-8, Registration Statement No.33-35057.

                                     PART I
                                     ------


Item 1.  Plan Information
- -------------------------

         A prospectus setting forth the information required by Part I of Form S-8 will be sent or given to participants as specified by Rule 428(b)(1).


Item 2.  Registrant Information and Employee Plan Annual Information
- --------------------------------------------------------------------

         The documents incorporated by reference in Item 3 of Part II of this Form S-8 are incorporated by reference in the Section 10(a) prospectus relating to this registration statement. The foregoing documents and all other documents required to be delivered to employees pursuant to Rule
428(b) are available without charge, upon written or oral request, to Alco Standard Corporation, P.O. Box 834, Valley Forge, PA 19482, Attn: Corporate Communications Department (telephone number: (610) 296-8000).


                                    PART II
                                    -------

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference
- ------------------------------------------------

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated by reference by the Registrant and the Plan in this registration statement:

         (a) The Registrant's annual report on Form 10-K for the year ended September 30, 1993 (as amended by its Form 10-K/A dated May 5, 1994);

         (b) The Registrant's quarterly report on Form 10-Q for the quarter ended December 31, 1993 (as amended by its Form 10-Q/A dated May 5, 1994);

         (c) The Registrant's quarterly report on Form 10-Q for the quarter ended March 31, 1994;

         (d) The Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1994;

         (e) The Registrant's current report on Form 8-K dated June 30, 1994;

         (f) The Registrant's registration statement on Form 8-A, relating to the Registrant's preferred share purchase rights; and

         (g) Description of the Registrant's common stock contained in a registration statement filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part thereof from the date of filing of such documents.

Item 4.  Description of Securities
- ----------------------------------

         Not Applicable.


Item 5.  Interests of Named Experts and Counsel
- -----------------------------------------------

         Not Applicable.


Item 6.  Indemnification of Directors and Officers
- --------------------------------------------------

         The Ohio General Corporation Law (the Ohio Law"), under which the Registrant is organized, provides that the Registrant may indemnify persons who incur certain liabilities or expenses by reason of such persons being or having been directors, officers or employees of the Registrant or serving or having served in such capacities or similar capacities at the Registrant's request for other corporations or entities. Pursuant to the Ohio Law, the Registrant has adopted, as part of its Code of Regulations, provisions whereby the Registrant shall indemnify such persons against such liabilities and expenses resulting from suits or other proceedings brought by third persons and against expenses resulting from suits or other proceedings brought in the right of the Registrant. No indemnification against expenses is to be made, however, in respect of claims brought in the right of the Registrant where: i) such person is finally adjudged to be liable for negligence or misconduct in the performance of a duty to the Registrant, unless specific court approval for such indemnification is obtained; or ii) the only liability asserted against a director is pursuant to Section 1701.95 of the Ohio Law (relating to unlawful loans, dividends or distributions of assets).

         As permitted by law, the Registrant has purchased liability insurance policies covering its directors and officers to provide protection where the law does not allow the Registrant to indemnify a director or officer. The policies also provide coverage for indemnifiable expenses, including expenses related to claims arising under the Employment Retirement Income Security Act against a director or officer based upon an alleged breach of fiduciary duty or other wrongful act with respect to an employee benefit plan.


Item 7.  Exemption from Registration Claimed
- --------------------------------------------

         Not applicable.


Item 8.  Exhibits
- -----------------

         (4) Alco Standard Corporation Defined Contribution Plan

         (4.1) Form of Certificate for Shares of Common Stock (incorporated herein by reference to Form S-3 of the registrant, Registration Statement No. 33-62460, Exhibit (4.2).

         (4.2) Rights Agreement, dated as of February 10, 1988 between Alco Standard Corporation and National City Bank (incorporated herein by reference to Form 8-A of the registrant, Exhibit 1, filed on February 11, 1988).

         (23) Consent of Independent Auditors.

         (24) Powers of Attorney.

         (24)(a) Certified resolution regarding Powers of Attorney.

Item 9.  Undertakings
- ---------------------

         (a) The Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressly in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Valley Forge, Pennsylvania, on the 12th day of September 1994.



                                        ALCO STANDARD CORPORATION



    Date:  September 12, 1994         By:     /s/ Michael J. Dillon
                                      -------------------------------------
                                             (Michael J. Dillon)
                                              Vice President and Controller
                                             (Principal Accounting Officer)


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                       Title            Date
          ---------                       -----            ----


        *RAY B. MUNDT                 Chairman           September 12, 1994
   ---------------------------
        (Ray B. Mundt)



        *JOHN E. STUART               President, Chief   September 12, 1994
   ---------------------------
        (John E. Stuart)              Executive Officer
                                      and Director


       *KURT E. DINKELACKER          Chief Financial     September 12, 1994
    --------------------------
       (Kurt E. Dinkelacker          Officer


       /s/Michael J. Dillon          Controller          September 12, 1994
    --------------------------
       (Michael J. Dillon)           (Principal
                                     Accounting Officer)


        *J. MAHLON BUCK, JR.         Director            September 12, 1994
    ----------------------------
        (J. Mahlon Buck, Jr.)


          Signature                       Title            Date
          ---------                       -----            ----


    *PAUL J. DARLING, II               Director          September 12, 1994
    ----------------------------
     (Paul J. Darling, II)


   *WILLIAM F. DRAKE, JR.              Director          September 12, 1994
    ----------------------------
    (William F. Drake, Jr.)


       *JAMES J. FORESE                Director          September 12, 1994
    ----------------------------
      (James J. Forese)


       *FREDERICK S. HAMMER            Director          September 12, 1994
    ----------------------------
      (Frederick S. Hammer)


    *BARBARA BARNES HAUPTFUHRER        Director          September 12, 1994
    ----------------------------
    (Barbara Barnes Hauptfuhrer)


        *DANA G. MEAD                 Director           September 12, 1994
    ----------------------------
         (Dana G. Mead


        *PAUL C. O'NEILL              Director           September 12, 1994
    ----------------------------
        (Paul C. O'Neill)


        *ROGELIO G. SADA              Director           September 12, 1994
    ----------------------------
        (Rogelio G. Sada)


        *JAMES W. STRATTON            Director           September 12, 1994
    ----------------------------
       (James W. Stratton)


         *By his signature set forth below, Hugh G. Moulton, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this report on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.


         /s/Hugh G. Moulton                              September 12, 1994
    ----------------------------
         (Hugh G. Moulton)

                                  SIGNATURES


         The Plan. Pursuant to the requirements of the Securities Act of 1933, the Alco Standard Corporation Defined Contribution Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Valley Forge, Pennsylvania, on the 12th day of September, 1994.



                                             Alco Standard Corporation
                                             Defined Contribution Plan



                                                  /s/Nancy J. Church
                                             ----------------------------
                                                   (Nancy J. Church)
                                                   Plan Administrator

                               INDEX TO EXHIBITS



              Exhibits                                                  Page
              --------                                                  ----


     (4)      Alco Standard Corporation Defined Contribution Plan.


     (4.1)    Form of Certificate for Shares of Common Stock
     (incorporated herein by reference to Form S-3 of the registrant, Registration Statement No. 33-62460, Exhibit (4.2).

     (4.2)    Rights Agreement, dated as of February 10, 1988 between
     Alco Standard Corporation and National City Bank (incorporated herein by reference to Form 8-A of the registrant, Exhibit 1, filed on February 11, 1988).

     (23)     Consent of Independent Auditors.

     (24)     Powers of Attorney.

     (24)(a)  Certified resolution regarding Powers of Attorney.